UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                   FORM 8-K

                               CURRENT REPORT

                     Pursuant to section 13 or 15(d) of
                    the Securities exchange act of 1934


Date of Report (Date of earliest event reported): March 24, 1997
                                                 ----------------


                              fonix corporation
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                                  Delaware
------------------------------------------------------------------------------
       (State or other jurisdiction of incorporation or organization)


         0-23862                                   22-2994719
---------------------------          -----------------------------------------
  (Commission file number)             (I.R.S. Employer Identification No.)



   1225 Eagle Gate Tower, 60 East South Temple Street
   Salt Lake City, Utah                                        84111

------------------------------------------------------------------------------
  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (801) 328-0161



                               Not Applicable
------------------------------------------------------------------------------
       (Former name or former address, if changed since last report)

Item 4.    Changes in Registrant's Certifying Accountant.

     On March 24, 1997, the Board of Directors of fonix corporation (the "Company") terminated the engagement of Pritchett, Siler & Hardy, P.C. ("PSH"), as the independent auditors of the Company and appointed Deloitte & Touche LLP ("Deloitte")as the independent auditors of the Company for the fiscal year ending December 31, 1997. Deloitte also will report on the financial statements of the Company for the fiscal year ended December 31, 1996.

     The reports of PSH on the Company's consolidated financial statements for the years ended December 31, 1994 and 1995 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that PSH's report on the consolidated financial statements for the years ended December 31, 1995 and 1994 included a statement that the Company is still in the development stage and has suffered recurring losses which raise substantial doubt about its ability to continue as a going concern.

     The decision to change the Company's independent auditors was approved by the Company's board of directors.

     In connection with its audits for the years ended December 31, 1994, 1995 and 1996, and through March 24, 1997, the Company has had no disagreements with PSH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PSH would have caused it to make reference thereto in its report on the consolidated financial statements for such years.

     During the years ended December 31, 1995 and 1996 and through March 24, 1997, there have been no reportable events (as defined in Item
304(a)(1)(iv)(B) of Regulation S-B).

     PSH has provided to the Company a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with such the relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-B. A copy of such letter, dated as of March 28, 1997, is filed herewith as
Exhibit 16 to this Current Report of form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      fonix corporation


                          By:          /s/ Roger D. Dudley
                                      --------------------------------------
                                      Roger D. Dudley
                                      Chief Financial Officer
                                      (Principal Accounting Officer)

Date: March 28, 1997